Exhibit 99.1
Cipher Mining Provides Third Quarter 2025 Business Update

Third Quarter 2025 Revenue of $72m and Non-GAAP Adjusted Earnings of $41m

Executed 15-Year data center campus lease with Amazon Web Services to support AI workloads

Secured Majority Ownership in Joint Venture to Develop 1-Gigawatt Site in West Texas

NEW YORK— November 3, 2025 —Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”) today announced its third quarter 2025 financial results, as well as an update on its operations and business strategy, including two significant corporate developments.

“The third quarter was truly transformative for Cipher,” said Tyler Page, CEO. “We executed a pivotal transaction with Fluidstack and Google, which firmly established our credibility in the HPC space. We are now following that transaction with another major step forward by signing our first direct lease with a Tier 1 hyperscaler.”

Cipher today announced an approximately $5.5 billion, 15-year lease agreement with Amazon Web Services to provide turnkey space and power for AI workloads. Under the terms of this lease agreement, Cipher will deliver 300 MW of capacity in 2026, including both air and liquid cooling to the racks. The capacity will be delivered in two phases, expected to begin in July 2026 and complete in the fourth quarter of 2026, with rent commencing in August 2026.

In addition, Cipher today announced the formation of a joint entity to develop a 1-gigawatt (“GW”) site, named “Colchis”, in West Texas. Under the terms of the agreement, Cipher is expected to provide the majority of the financing, which would result in approximately 95% equity ownership assuming standard lease and development terms in a future HPC lease.

The Colchis site includes a fully executed 1-GW Direct Connect Agreement with American Electric Power (“AEP”), under which AEP will construct the necessary dual interconnection facility for a targeted energization in 2028. Construction of the interconnection facility will proceed in parallel with ERCOT's final review and approval. The 620-acres of land under option sit adjacent to the existing substation, and the site has all the necessary characteristics for development of an HPC data center.

“Last quarter, we discussed our aggressive aim to position Cipher ahead of the curve, anticipating where the industry is heading and aligning our strategy accordingly. Since then, we’ve delivered on that vision, executing two milestone HPC transactions, as well as our most significant pipeline addition to date,” said Mr. Page. “As the industry evolves rapidly and validates our thesis that Tier 1 hyperscalers would turn to Cipher and to non-traditional areas in Texas, we’re more confident than ever that Cipher is among the best-positioned companies in the world to seize additional opportunities created by the growing power shortfall.”

Finance and Operations Highlights

•Executed 10-Year AI Hosting Agreement with Fluidstack and Google
•Executed 15-Year data center campus lease with Amazon Web Services to support AI workloads
•AI hosting contracts represent approximately $8.5 billion in lease payments
•Successfully completed $1.3 billion convertible note offering

•Secured ~95% Ownership in Joint Venture to Develop a 1-Gigawatt Site in West Texas, called Colchis, assuming standard development terms in a future HPC lease
•Pipeline of 3.2 GW of site capacity
•Q3 2025 Net Loss of $3 million, or $0.01 per share, and Adjusted Earnings of $41 million, or $0.10 per diluted share

Business Update Call and Webcast

The live webcast and a webcast replay of the conference call can be accessed from the investor relations section of Cipher’s website at https://investors.ciphermining.com/. To access this conference call by telephone, register here to receive dial-in numbers and a unique PIN to join the call.

About Cipher

Cipher is focused on the development and operation of industrial-scale data centers for bitcoin mining and HPC hosting. Cipher aims to be a market leader in innovation, including in bitcoin mining growth, data center construction and as a hosting partner to the world's largest HPC companies. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as, statements about the Company’s beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on August 7, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 to be filed with the SEC, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Website Disclosure

The company maintains a dedicated investor website at https://investors.ciphermining.com/investors (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors’ Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investors Resources section of Cipher’s Investors’ Website and submitting your email address.

Non-GAAP Financial Measures

This press release includes supplemental financial measures for Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case that exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements included elsewhere in this press release, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

Contacts:
Investor Contact:
Courtney Knight
Head of Investor Relations at Cipher Mining
Courtney.knight@ciphermining.com

Media Contact:
Ryan Dicovitsky
Dukas Linden Public Relations
CipherMining@DLPR.com

CIPHER MINING INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except for share and per share amounts)
(unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$ 1,207,440	$ 5,585
Accounts receivable	696	596
Receivables, related party	308	2,090
Prepaid expenses and other current assets	3,966	3,387
Bitcoin	170,303	92,651
Receivable for bitcoin collateral	-	32,248
Derivative asset	36,766	31,648
Total current assets	1,419,479	168,205
Restricted cash	13,779	14,392
Property and equipment, net	649,877	480,865
Deposits on equipment	7,683	38,872
Intangible assets, net	9,425	8,881
Investment in equity investees	42,289	53,908
Derivative assets	121,664	54,022
Operating lease right-of-use asset	11,867	12,561
Security deposits	12,045	19,782
Other noncurrent assets	552,758	3,958
Total assets	$ 2,840,866	$ 855,446
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$ 12,462	$ 22,699
Accrued expenses and other current liabilities	37,549	69,824
Finance lease liability, current portion	4,123	3,798
Operating lease liability, current portion	3,523	3,127
Warrant liability	512,590	-

Short-term borrowings	-	32,330
Total current liabilities	570,247	131,778
Long-term borrowings, net	1,023,075	-
Derivative liability	414,320	-
Asset retirement obligations	32,903	20,282
Finance lease liability	4,197	7,331
Operating lease liability	9,058	9,833
Deferred tax liability	3,871	4,269
Total liabilities	2,057,671	173,493
Commitments and contingencies (Note 13)
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2025, and December 31, 2024	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 395,488,396 and 361,432,449 shares issued as of September 30, 2025 and December 31, 2024, respectively, and 393,602,553 and 350,783,817 shares outstanding as of September 30, 2025, and December 31, 2024, respectively	395	361
Additional paid-in capital	1,052,253	863,015
Accumulated deficit	(269,451)	(181,412)
Treasury stock, at par, 1,885,843 and 10,648,632 shares at September 30, 2025 and December 31, 2024, respectively	(2)	(11)
Total stockholders’ equity	783,195	681,953
Total liabilities and stockholders’ equity	$ 2,840,866	$ 855,446

CIPHER MINING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue - bitcoin mining	$ 71,707	$ 24,102	$ 164,231	$ 109,047
Costs and operating (expenses) income
Cost of revenue	(26,733)	(15,063)	(56,957)	(44,164)
Compensation and benefits	(14,445)	(14,738)	(44,407)	(44,058)
General and administrative	(8,167)	(8,919)	(26,196)	(23,362)
Depreciation and amortization	(59,549)	(28,636)	(147,102)	(66,131)
Change in fair value of power purchase agreement	(9,030)	(48,520)	(17,180)	(19,181)
Power sales	2,335	1,444	4,702	3,726
Equity in (losses) income of equity investees	(1,479)	847	(8,472)	1,008
Unrealized gains (losses) on fair value of bitcoin	108	(22,156)	(2,927)	(2,778)
Realized gains on sale of bitcoin	7,535	20,245	16,092	25,114
Other operating gains (losses)	101	-	(2,732)	-
Total costs and operating expenses	(109,324)	(115,496)	(285,179)	(169,826)
Operating loss	(37,617)	(91,394)	(120,948)	(60,779)
Other income (expense)
Interest income	457	1,188	943	3,027
Interest expense	(1,286)	(346)	(3,200)	(1,118)
Change in fair value of warrant liability	31,860	-	31,860	250
Other income (expense)	3,000	(4)	4,064	(1,235)
Total other income	34,031	838	33,667	924
Loss before taxes	(3,586)	(90,556)	(87,281)	(59,855)
Current income tax benefit (expense)	767	(211)	(1,157)	(932)
Deferred income tax benefit (expense)	(464)	4,013	399	(1,358)
Total income tax benefit (expense)	303	3,802	(758)	(2,290)
Net loss	$ (3,283)	$ (86,754)	$ (88,039)	$ (62,145)
Loss per share - basic and diluted	$ (0.01)	$ (0.26)	$ (0.23)	$ (0.20)
Weighted average shares outstanding - basic	393,191,623	332,680,037	376,372,526	314,820,110
Weighted average shares outstanding - diluted	393,191,623	332,680,037	376,372,526	314,820,110

Non-GAAP Financial Measures
The following are reconciliations of our Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case excluding the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability, to the most directly comparable GAAP measures for the periods indicated (in thousands, except for per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of Adjusted Earnings:
Net loss	$ (3,283)	$ (86,754)	$ (88,039)	$ (62,145)
Change in fair value of power purchase agreement	9,030	48,520	17,180	19,181
Share-based compensation expense	9,074	10,211	28,736	31,865
Depreciation and amortization	59,549	28,636	147,102	66,131
Deferred income tax (benefit) expense	464	(4,013)	(399)	1,358
Other (losses) gains - nonrecurring	(2,246)	—	4,049	—
Change in fair value of warrant liability	(31,860)	—	(31,860)	(250)
Adjusted earnings (loss)	$ 40,728	$ (3,400)	$ 76,769	$ 56,140

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of Adjusted Earnings per share - diluted:
Net loss per share - diluted	$ (0.01)	$ (0.26)	$ (0.23)	$ (0.20)
Change in fair value of power purchase agreement per diluted share	0.03	0.14	0.03	0.07
Share-based compensation expense per diluted share	0.02	0.03	0.08	0.10
Depreciation and amortization per diluted share	0.15	0.09	0.39	0.21
Deferred income tax (benefit) expense per diluted share	—	(0.01)	—	—
Other (losses) gains - nonrecurring per diluted share	(0.01)	—	0.01	—
Change in fair value of warrant liability per diluted share	(0.08)	—	(0.08)	—
Adjusted earnings (loss) per diluted share	$ 0.10	$ (0.01)	$ 0.20	$ 0.18